Psychic Friends Network 2.0

**Past, Present, Future**

The Legend Returns….

Stock Symbol: **PFNI** .OTCBB

# Forward Looking Statement

Certain statements contained in this presentation constitute forward-looking statements and forward-looking information (collectively, "forward-looking statements") within the meaning of applicable securities laws. All statements other than statements of historical fact contained in this presentation may be forward-looking statements. Although management of PFN believes that the expectations and assumptions on which the forward-looking statements are based are reasonable, undue reliance should not be placed on the forward-looking statements because PFN can give no assurance that they will prove to be correct.

This presentation is not, and under no circumstances is it to be construed as, an advertisement or a public offering of securities of PFN. No securities regulatory authority or similar authority has reviewed or in any way passed upon the presentation or the merits of these securities and any representation to the contrary is an offence.

This presentation has been prepared for information purposes only in an effort by management to summarize the public disclosure record of PFN.

No representation, warranty or undertaking, express or implied, is made and no responsibility or liability is accepted by PFN or any of its Agents as to the accuracy or completeness of the information contained herein or any other information, representation, warranty or undertaking, express or implied, made by PFN in connection with the offering of securities described herein.

# Mission Statement

Leverage an **Iconic Brand Name**
Using **New Technologies** & **Social Media**
to **Re-Establish** PFN as
The **Industry** ($2.5B US) **Leader**
for Daily Horoscopes and
Psychic Advice.

# + Psychic Friends Network 2.0

## Proven Management team from 90's heyday

**Mike Lasky, Co-Founder, President, Director**

- Creator of Mike Warren Associates – $20M in annual sales in the 70's
- Printing & fulfillment company – averaged over 1M pieces/month
- Created Inphomation Communication – top infomercial company in the world
- Psychic Friends Network - $1B gross earnings over 8 years

**Marc Lasky, Co-Founder, CEO, Director**

- Winner prestigious NIMA award – Best Infomercial Production, Best Infomercial Script & Response Show
- Created Psychic Friends Network brand name - $1B in gross earnings in the 90's
- President of Inphomation West and Pikesville Pictures – Full Service Production & Online Services
- Media buyer – Bernard Dunn Advertising

**Kelly J. Anderson , Director and Audit Committee Chair**

- CFO and Board of Director, T3 Motion – Raised over 30M in Debt/Equity
- VP of Finance, Experian Consumer Direct – Strategic planning committee
- Exec VP CAO Triple Net Properties - Oversaw Public REIT assets over 1 Billion
- VP First American Corporation – during tenure company grew from 1.6B to 6B in revenues

# + Proven Revenue *Actual Tax Returns

## 1993

| | | | |
|---|---|---|---|
| Income | 1 a Gross receipts or sales 41,013,970. b Less returns and allowances 7,293,176. c Bal ▶ | 1c | 33,720,794. |
| | 2 Cost of goods sold (Schedule A, line 8) | 2 | 30,099,021. |
| | 3 Gross profit. Subtract line 2 from line 1c | 3 | 3,621,773. |
| | 4 Net gain (loss) from Form 4797, Part II, line 18 *(attach Form 4797)* | 4 | |
| | 5 Other income (loss) *(attach schedule)* | 5 | |
| | 6 **Total income (loss).** Combine lines 3 through 5 ▶ | 6 | 3,621,773. |

## 1994

| | | | |
|---|---|---|---|
| Income | 1a Gross receipts or sales 75,579,091 b Less returns and allowances c Bal ▶ | 1c | 75,579,091 |
| | 2 Cost of goods sold (Schedule A, line 8) | 2 | 58,317,186 |
| | 3 Gross profit. Subtract line 2 from line 1c | 3 | 17,261,905 |
| | 4 Dividends (Schedule C, line 19) | 4 | |
| | 5 Interest | 5 | 75,669 |
| | 6 Gross rents | 6 | |
| | 7 Gross royalties | 7 | |
| | 8 Capital gain net income (attach Schedule D (Form 1120)) | 8 | |
| | 9 Net gain or (loss) from Form 4797, Part II, line 20 (attach Form 4797) | 9 | |
| | 10 Other income (see instructions - attach schedule) STATEMENT #1 | 10 | 167,661 |
| | 11 **Total Income.** Add lines 3 through 10 ▶ | 11 | 17,505,235 |

## 1995

| | | | |
|---|---|---|---|
| Income | 1a Gross receipts or sales 115,882,148 b Less returns and allowances | 1c | 115,882,148 |
| | 2 Cost of goods sold (Schedule A, line 8) | 2 | 92,665,423 |
| | 3 Gross profit. Subtract line 2 from line 1c | 3 | 23,216,725 |
| | 4 Net gain (loss) from Form 4797, Part II, line 20 (attach Form 4797) | 4 | |
| | 5 Other income (loss) (see instructions) (attach schedule) STATEMENT 1 | 5 | 120,000 |
| | 6 **Total Income (loss).** Combine lines 3 through 5 ▶ | 6 | 23,336,725 |

# + Psychic Friends Network 2.0

## Evolution of a Successful Brand

Begin generation of Revenue

1992 | 1992-1999 | 1999-2008 | 2008 -2011 | 2012 | 2013

Raised $400k – family and friends

Up listing to National Exchange

Reverse Merger – raised $750k

Launch of PFN

Soft launch of website, video chat and IVR

Generate Revenues of approx. $1B

Begin to Re-Vitalize Brand

Launch of Mobile App

Limited Operations

Marketing trials

Funding for marketing costs

Old PFN | Capitalization | New PFN

# Revenue Opportunities

## PAST

- 900 number

## PRESENT

- 800 number
- Website
  - Audio/Video Chat
  - Instant Message
- Mobile Apps
- Affiliates
- Gift Cards
- Brick and Mortar shops






AFFILIATE PROGRAM


gift
CARD



# + Marketing Venues = Revenue

## PAST


$1 Marketing one available channel
$4 Revenue

- Infomercials
- Print
- Radio
- Direct Mail

Historical Customer Stats:

- Average annual revenue $350-$400 per customer with 80% in first six months
- Retention rate – 75%

# + Marketing Venues = Revenue

## PRESENT

$1 Marketing in multiple channels

$5+ Revenue

- Infomercials
- Print
- Radio
- Direct Mail
- Mobile
- Social Media
  - Facebook
  - Twitter
  - YouTube
- Affiliates
- Special Events
- Branding

Today:

- Bigger reach..less marketing dollars
- Cross marketing efforts have exponential growth
- Mobile is where the users are going HUGE opportunity! Untapped market, lower costs.

# PFN Latest Commercial


The
Psychic
Friends
Network

Link to see commercial: **http://**bit.ly/RJODte

# + PFN Celebrity Connection


Psychics to the STARS!
The Psychic Friends Network
psychicfriendsnetwork.com

# Psychic Friends Network – Mobile App
## ……coming soon



PsychicSunn
Sometimes people ask me, how do they know that they will get a good psychic reading? Bein…
Call Me
PsychicAmber
Hi, my name is Amber and i am a Psychic and I use my tarot cards that I have had for 15 years….
Call Me
Sam24
I have been doing "the cards "now for about 15 years , I also see things at the most unexpecte…
Offline
MagickalMona
I specialise in the Tarot, I am a clairvoyant, Clairaudient, and I have spirit guides that I intui…
Offline
aries
taurus
gemini
cancer
leo
virgo
libra
scorpio
sagittarius
capricorn
aquarius
pisces
Ask a question
Need a quick answer to a pressing question? Enter your question here and you'll get a personal reply from our first available psychic.
You must have points to send a message.
Buy Points Now.
(Note; responses may be delayed if the Psychics are busy or goes offline).
Sending a message costs 50 points.

Symbol: **PFNI** .OTCBB www.PsychicFriendsNetwork.com

# The Psychic Market has Evolved

## Global Turmoil = $$$

- ***Why do users go online????***
  - Finances, Health, Love, and Career
  - PFN offers all of this in one product.
- Uncertain times…Psychic Business Booms
- Now….we reach customers where they are
  - Email, retargeted banners, affiliates, mobile texts
- Integration of web, social media, Apps, and online marketing will allow PFN 2.0 to go viral!
- **Tailor made for Psychics Friends**
- Not Just US anymore –

(experiencing site visits from 52+ countries!)

# Social Media

Facebook--3336 likes


The Psychic Friends Network
Psychic Friends Network
Like
Message
3,296

Twitter--1266 followers


Tweets
The Psychic Friends Network

You Tube—9192 views


PsychicFriendsNet
What does your future hold? Find out today!

# Facebook Demographic Overview



Facebook Insights : Likes by Demographic - Graphical
Explosive reach
18
16.2
11.5
10.4
3.1
10
2
13
8.7
2.3
1.9
13-17
18-24
25-34
35-44
45-54
55+
Male
Female
Total Likes ?
3,230
2%
Friends of Fans ?
1,398,184
1.4%
People Talking About This ?
181
14.6%
Weekly Total Reach ?
39,201
127%

# THE Competition

- Psychic Industry –
$2.5B annually in US and growing
  - On-line
  - Psychic Fairs
  - Brick and Mortar Psychic shops

- On-line competition only offers phone readings:
  - Keen (owned by AT&T, YP HOLDINGS)
  - CA. Psychics
  - Hollywood Psychics
  - LivePerson (LPSN:NASDAQ)

# + Psychic Friends Network 2.0

## Recipe for Success…

- Soft-Launch of PFN 2.0 - October 2012
- Test Marketing Trials – Q4-12
- Launch of Mobile App – Q4-12
- Full Marketing Campaign – Q1-Q2-13
  - Company will need to raise additional capital to launch campaign

# + The Psychic Friends Network today

Summary

**Not only….**

Larger addressable market, Additional ways to connect, Expanded marketing channels, International opportunity

**But also…**

Lower overhead, Lower cost of sales, Lower marketing cost per $ of revenue, Lower payroll - psychics are all independent contractors

**Plus…**

Increased markup

Improved cash flow

Superior payment terms

**And Always…**

Same customer retention (75%)

Same average $ revenue/customer ($350-$400)

# + Psychic Friends Network 2.0

## Capital Structure

### As of: October 1st, 2012

| | |
|---|---|
| Authorized Shares: | 750,000,000 |
| Outstanding Shares: | 83,681,666 |
| Public Float: | 23,000,000 |
| Insider Ownership: | ~ 60% |
| Reverse Merger | March 31, 2012 |
| Symbol: | PFNI |
| Exchange: | OTCBB |
| 52 Week Price Range: | $0.35 - $1.10 |
| Fiscal Year End: | September 30th |

# + PFN Projections

***Investors should be aware that projections carry no guarantee, are inherently unreliable and should not be used as the basis for any investment decision. Although they are estimates of management, there are too many unknown and outside forces at work to expect them to be determinative of actual results.**

| | For the Years Ended September 30, | | | |
|---|---|---|---|---|
| STATEMENT OF OPERATIONS | 2012 | 2013 * | 2014 | 2015 |
| SALES | $ - | $ 3,784,848 | $ 29,632,770 | $ 123,620,972 |
| COST OF GOODS SOLD | - | 742,583 | 5,790,225 | 24,005,290 |
| GROSS PROFIT | - | 3,042,265 | 23,842,544 | 99,615,682 |
| OPERATING EXPENSES | 322,419 | 2,137,483 | 8,586,245 | 35,245,039 |
| NET INCOME (LOSS) | (322,419) | 904,782 | 15,256,299 | 64,370,643 |
| **EPS** | **$ (0.00)** | **$ 0.01** | **$ 0.17** | **$ 0.73** |
| **Weighted-Average Shares Outstanding** | **83,534,140** | **86,034,140** | **88,534,140** | **88,534,140** |
| Marketing Spend | - | 995,000 | 5,800,000 | 29,150,000 |

* Assumes closing of at least $5M of financing during Q2-13

# + Psychic Friends Network

## Corporate Contact Info:

**Address:**
2360 Corporate Circle, Suite 400
Henderson, NV, 89074-7722
www.PsychicFriendsNetwork.com

**Company Contact:**
Marc Lasky, CEO
Marc@PsychicFriendsNetwork.com
1-702-608-7360

**Investor Contact:**
Ryan and Tyler Troup
Circadian Group
IR@PsychicFriendsNetwork.com
1-866-363-3984

The Psychic Friends Network

# Thank you